Exhibit (16)

POWER OF ATTORNEY

The undersigned Trustee/Director and Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Trustee/Director and Officer, and in the name of such undersigned Trustee/Director and Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® Fidelity® VIP Contrafund® Portfolio with and into Voya Large Cap Growth Portfolio

Voya Investors Trust	Proposed reorganization of VY® Fidelity® VIP Equity-Income Portfolio with and into VY® Invesco Growth and Income Portfolio

Voya Partners, Inc.	Proposed reorganization of VY® Fidelity® VIP Mid Cap Portfolio with and into VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 18, 2016, and shall be deemed an original.

/s/ Shaun P. Mathews
Shaun P. Mathews
Trustee/Director and President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® Fidelity® VIP Contrafund® Portfolio with and into Voya Large Cap Growth Portfolio

Voya Investors Trust	Proposed reorganization of VY® Fidelity® VIP Equity-Income Portfolio with and into VY® Invesco Growth and Income Portfolio

Voya Partners, Inc.	Proposed reorganization of VY® Fidelity® VIP Mid Cap Portfolio with and into VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 18, 2016, and shall be deemed an original.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWERS OF ATTORNEY

The undersigned Directors, on behalf of the following Registered Investment Companies, each constitute and appoint Huey P. Falgout, Jr., Paul A. Caldarelli, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for each undersigned Trustee, and in the name of such undersigned Trustee and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Partners, Inc.	Proposed reorganization of VY® Fidelity® VIP Mid Cap Portfolio with and into VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of March 18, 2016 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Colleen D. Baldwin	/s/ Patrick W. Kenny
Colleen D. Baldwin	Patrick W. Kenny
Director	Director

/s/ John V. Boyer	/s/ Joseph E. Obermeyer
John V. Boyer	Joseph E. Obermeyer
Director	Director

/s/ Patricia W. Chadwick	/s/ Sheryl K. Pressler
Patricia W. Chadwick	Sheryl K. Pressler
Director	Director

/s/ Peter S. Drotch	/s/ Christopher P. Sullivan
Peter S. Drotch	Christopher P. Sullivan
Director	Director

/s/ Martin J. Gavin	/s/ Roger B. Vincent
Martin J. Gavin	Roger B. Vincent
Director	Director

/s/ Russell H. Jones
Russell H. Jones
Director